Exhibit 7.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: February 16, 2021	INSIGHT E2OPEN AGGREGATOR, LLC

	By:	/s/ Andrew Prodromos
	Name:	Andrew Prodromos
	Title:	Authorized Signatory

Dated: February 16, 2021	INSIGHT VENTURE PARTNERS IX, L.P.

By: Insight Venture Associates IX, L.P.
Its: General Partner

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Andrew Prodromos
	Name:	Andrew Prodromos
	Title:	Authorized Officer

Dated: February 16, 2021	INSIGHT VENTURE PARTNERS (CAYMAN) IX, L.P.

By: Insight Venture Associates IX, L.P.
Its: General Partner

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Andrew Prodromos
	Name:	Andrew Prodromos
	Title:	Authorized Officer

Dated: February 16, 2021	INSIGHT VENTURE PARTNERS IX (CO-INVESTORS), L.P.

By: Insight Venture Associates IX, L.P.
Its: General Partner

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Andrew Prodromos
	Name:	Andrew Prodromos
	Title:	Authorized Officer

Dated: February 16, 2021	INSIGHT VENTURE PARTNERS (DELAWARE) IX, L.P.

By: Insight Venture Associates IX, L.P.
Its: General Partner

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Andrew Prodromos
	Name:	Andrew Prodromos
	Title:	Authorized Officer

Dated: February 16, 2021	INSIGHT VENTURE PARTNERS GROWTH-BUYOUT COINVESTMENT FUND, L.P.

By: Insight Venture Associates Growth-Buyout Coinvestment, L.P.
Its: General Partner

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd.
Its: General Partner

	By:	/s/ Andrew Prodromos
	Name:	Andrew Prodromos
	Title:	Authorized Officer

Dated: February 16, 2021	INSIGHT VENTURE PARTNERS GROWTH-BUYOUT COINVESTMENT FUND (CAYMAN), L.P

By: Insight Venture Associates Growth-Buyout Coinvestment, L.P.
Its: General Partner

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd.
Its: General Partner

	By:	/s/ Andrew Prodromos
	Name:	Andrew Prodromos
	Title:	Authorized Officer

Dated: February 16, 2021	INSIGHT VENTURE PARTNERS GROWTH-BUYOUT COINVESTMENT FUND (DELAWARE), L.P.

By: Insight Venture Associates Growth-Buyout Coinvestment, L.P.
Its: General Partner

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd.
Its: General Partner

	By:	/s/ Andrew Prodromos
	Name:	Andrew Prodromos
	Title:	Authorized Officer

Dated: February 16, 2021	INSIGHT VENTURE PARTNERS GROWTH-BUYOUT COINVESTMENT FUND (B), L.P.

By: Insight Venture Associates Growth-Buyout Coinvestment, L.P.
Its: General Partner

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd.
Its: General Partner

	By:	/s/ Andrew Prodromos
	Name:	Andrew Prodromos
	Title:	Authorized Officer

Dated: February 16, 2021	INSIGHT VENTURE ASSOCIATES IX, L.P.

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Andrew Prodromos
	Name:	Andrew Prodromos
	Title:	Authorized Officer

Dated: February 16, 2021	INSIGHT VENTURE ASSOCIATES GROWTH-BUYOUT COINVESTMENT, L.P.

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd.
Its: General Partner

	By:	/s/ Andrew Prodromos
	Name:	Andrew Prodromos
	Title:	Authorized Officer

Dated: February 16, 2021	INSIGHT VENTURE ASSOCIATES IX, LTD.

	By:	/s/ Andrew Prodromos
	Name:	Andrew Prodromos
	Title:	Authorized Officer

Dated: February 16, 2021	INSIGHT VENTURE ASSOCIATES GROWTH-BUYOUT COINVESTMENT, LTD.

	By:	/s/ Andrew Prodromos
	Name:	Andrew Prodromos
	Title:	Authorized Officer

Dated: February 16, 2021	INSIGHT HOLDINGS GROUP, LLC

	By:	/s/ Andrew Prodromos
	Name:	Andrew Prodromos
	Title:	Authorized Signatory